UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.02	Termination of Material Definitive Agreement.

On June 10, 2013, Synthesis Energy Systems, Inc. (the “Company”) provided notice to China Energy Industry Holdings Group Co, Ltd. (“China Energy”) and Zhongjixuan Investment Management Company Ltd. (“ZJX”) of the termination of the Share Purchase Agreement among the Company, ZJX and China Energy dated March 31, 2011, as amended on August 16, 2011 and December 30, 2011 (the “ZJX Agreement”), as permitted by the terms of the ZJX Agreement. No penalties or payments were due as a result of the termination of the ZJX Agreement, China Energy had not paid any of the purchase price and the Company has not issued any shares to ZJX or China Energy under the ZJX Agreement. A copy of the ZJX Agreement and the two amendments are incorporated by reference herein as Exhibits 10.1, 10.2 and 10.3 and a copy of the notice of termination is filed herewith as Exhibit 10.4.

Item 7.01	Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

On June 6, 2013, the Company issued a press release announcing the development of a technology approach for integrating its gasification technology with renewable waste resources and natural gas technology to produce green chemicals on a large scale. A copy of the press release is furnished herewith as Exhibit 99.1

On June 10, 2013, the Company issued a press release providing an update on its strategy for its operations. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1 Share Purchase Agreement dated March 31, 2011 among Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 31, 2011).

10.2 Letter Agreement dated August 16, 2011 among Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 16, 2011).

10.3 Letter Agreement dated December 30, 2011 among Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 30, 2011).

**10.4 Notice of Termination dated June 10, 2013 of Share Purchase Agreement dated March 31, 2011, as amended, among Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd.

*99.1 Press Release dated June 6, 2013.

*99.2 Press Release dated June 10, 2013.

* Furnished herewith.

** Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: June 10, 2013	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

10.1 Share Purchase Agreement dated March 31, 2011 among Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 31, 2011).

10.2 Letter Agreement dated August 16, 2011 among Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 16, 2011).

10.3 Letter Agreement dated December 30, 2011 among Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 30, 2011).

**10.4 Notice of Termination dated June 10, 2013 of the Share Purchase Agreement dated March 31, 2011, as amended, among Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd.

*99.1 Press Release dated June 6, 2013.

*99.2 Press Release dated June 10, 2013.

* Furnished herewith.

** Filed herewith.